Exhibit 99.2
INDEX TO PRO FORMA FINANCIAL INFORMATION

THE ORCHARD ENTERPRISES INC.

Unaudited Pro Forma Condensed Combined Financial Statements:
Introduction to Unaudited Pro Forma Condensed Combined Financial Statements	36
Unaudited Pro Forma Condensed Combined Balance Sheets at September 30, 2007	38
Unaudited Pro Forma Condensed Combined Statement of Operations for the Nine Months Ended September 30, 2007	39
Unaudited Pro Forma Condensed Statement of Operations for the Year Ended December 31, 2006	40
Notes to the Unaudited Pro Forma Condensed Combined Financial Statements	41

DIGITAL MUSIC GROUP, INC.
INTRODUCTION TO UNAUDITED PRO FORMA CONDENSED
COMBINED FINANCIAL STATEMENTS
     The following unaudited pro forma condensed combined financial statements give effect to the merger of Digital Music Group, Inc. (“DMGI”) and The Orchard Enterprises Inc. (“Orchard”). For accounting purposes, Orchard is considered to be acquiring DMGI. Accordingly, the purchase price is allocated among the fair values of the assets and liabilities of DMGI, while the historical results of Orchard are reflected in the results of the combined company. The transaction will be accounted for under the purchase method of accounting in accordance with Statement of Financial Accounting Standards No 141, Business Combinations . Under the purchase method of accounting, the estimated purchase price, calculated as described in Note 2 to these unaudited pro forma condensed combined financial statements, is allocated to the tangible and intangible assets acquired and liabilities assumed in connection with the transaction, based on their estimated fair values at the time the merger is consummated.
     For purposes of these unaudited pro forma condensed combined financial statements, DMGI has made preliminary allocations of the estimated purchase price to the assets that were acquired and liabilities that were assumed based on preliminary estimates of their fair values. A final determination of the estimated fair values, will be made subsequent to the completion of the merger based on the actual purchase price and the actual assets and liabilities of DMGI that existed as of the date of completion of the merger. The actual amounts recorded at the completion of the merger may differ materially from the information presented in these unaudited pro forma condensed combined financial statements as a result of:
•	net cash used in DMGI’s and Orchard’s operations between the dates of the pro forma financial statements and the closing of the merger;

•	other changes in DMGI’s and Orchard’s assets and liabilities that occur between the dates of the pro forma financial statements and the closing of the merger.

•	other changes in estimated costs and fair values, which could cause material differences in the information presented below.
     The unaudited pro forma condensed combined financial statements presented below are derived from the historical financial statements of DMGI and Orchard, adjusted to give effect to the acquisition of DMGI by Orchard for accounting purposes. The pro forma adjustments are described in Note 3.
     The unaudited pro forma condensed combined balance sheet as of September 30, 2007 gives effect to the proposed merger as if it occurred on September 30, 2007, and combines the historical balance sheets of DMGI and Orchard as of September 30, 2007.
     The unaudited pro forma condensed combined statement of operations for the nine months ended September 30, 2007 is presented as if the merger was consummated on January 1, 2007, and combines the historical results of DMGI and Orchard for the nine months ended September 30, 2007. The unaudited pro forma condensed combined statement of operations for the year ended December 31, 2006 is presented as if the merger was consummated on January 1, 2006, and combines the historical results of Orchard and DMGI for the year ended December 31, 2006, and also gives effect to DMGI’s acquisition of Digital Musicworks International, Inc. (“DMI”) and certain assets of Rio Bravo Entertainment LLC (“Rio Bravo”) on February 6, 2006 and DMGI’s acquisition of Digital Rights Agency LLC (“DRA”) on September 8, 2006, as if these acquisitions also occurred on January 1, 2006.

DIGITAL MUSIC GROUP, INC.
INTRODUCTION TO UNAUDITED PRO FORMA CONDENSED
COMBINED FINANCIAL STATEMENTS—(Continued)
     These unaudited pro forma condensed combined financial statements have been prepared for illustrative purposes only and are not indicative of the combined financial position or results of operations in future periods or the results that actually would have been realized had DMGI and Orchard been a combined company during the periods presented. The pro forma adjustments are based on the preliminary information available at the time of the preparation these statements and are subject to change. These unaudited pro forma condensed combined financial statements, including the notes thereto, are qualified in their entirety by reference to, and should be read in conjunction with, the historical financial statements of DMGI and Orchard.

DIGITAL MUSIC GROUP, INC.
UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET
September 30, 2007

	Digital	The Orchard			Pro Forma
	Music Group, Inc.	Enterprises Inc.	Pro Forma		Digital
	Historical	Historical	Adjustments		Music Group, Inc.
ASSETS
Current assets:
Cash	$11,608,612	$3,034,515			$14,643,127
Accounts receivable	1,726,326	4,787,281			6,513,607
Current portion of royalty advances	1,563,992	1,197,182	(122,912)	(e)	2,638,262
Prepaid expenses and other current assets	267,322	217,694			485,016

Total current assets	15,166,252	9,236,672	(122,912)		24,280,012
Property and equipment, net	934,346	860,443	(672,346)	(e)	1,122,443
Digital rights, net	3,855,510		(1,917,480)	(e)	1,938,030
Digital distribution agreements, net		131,305	1,510,123	(e)	1,641,428
Master recordings, net	2,082,944	—	(1,428,540)	(e)	654,404
Royalty advances, less current portion	8,180,460	421,636	(7,894,093)	(e)	708,003
Goodwill	5,221,974	—	22,199,353	(e)	27,421,327
			(1,294,913)
Other assets	44,508	1,306,661	(44,508)	(e)	11,748

Total assets	$35,485,994	$11,956,717	$10,334,684		$57,777,395

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$55,593	$537,752			$593,345
Accrued expenses	545,719	1,863,536			2,409,255
Royalties payable	1,979,304	8,191,254			10,170,558
Deferred revenue	—	371,241			371,241
Current portion of capital lease obligations	23,229	—			23,229
			872,960	(a)
Merger-related liabilities	—	—	1,205,087	(a)	2,078,047
Accrued interest payable to related party	—	1,972			1,972

Total current liabilities	2,603,845	10,965,755	2,078,047		15,647,647
Other long-term liabilities	86,592	—			86,592

Total liabilities	2,690,437	10,965,755	2,078,047		15,734,239

Commitments and contingencies
Stockholders’ equity:
Orchard Convertible Preferred Stock, $.001 par value:
Series A; 30,000,000 shares authorized, 18,631,000 shares issued and outstanding	—	18,631	(18,631)	(c)	—
Series B; 30,000,000 shares authorized, 18,409,545 shares issued and outstanding	—	18,410	(18,409)	(c)	—
			—
Series C; 1,500,000 shares authorized; 850,000 shares issued and outstanding	—	850	(850)		—
DMGI Series A Convertible Preferred stock; $.01 par value, 1,000,000 shares authorized; no shares issued and outstanding as of September 30, 2007; 446,918 shares issued and outstanding on a pro forma basis	—		4,469	(d)	4,469
Orchard Common stock; $.001 par value, 80,000,000 shares authorized; 4,455,088 shares issued and outstanding as of September 30, 2007; 446,918 shares issued and outstanding on a pro forma basis		4,455	(4,455)	(c)	—
DMGI Common Stock, $0.01 par value, 30,000,000 pre-split (10,000,000 post split) shares authorized; 9,121,939 pre-split (3,040,646 post split) shares issued and outstanding as of September 30, 2007; 5,904,611 shares issued and outstanding on a pro forma basis.	91,219		(91,219)	(b)
			59,046	(d)	59,046
			(40,688,921)	(b)
			42,346	(c)
			(63,515)	(d)
Additional paid-in-capital	40,688,921	22,613,965	41,052,194	(e)	63,644,990
			(1,800,000)	(a)
Accumulated deficit	(7,984,583)	(21,661,432)	9,784,583	(b)	(21,661,432)
Accumulated other comprehensive loss		(3,917)			(3,917)

Total stockholders’ equity	32,795,557	990,962	8,256,637		42,043,156

Total liabilities and stockholders’ equity	$35,485,994	$11,956,717	$10,334,684		$57,777,395

The accompanying notes are an integral part of these unaudited pro forma condensed combined financial statements.

DIGITAL MUSIC GROUP, INC.
UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
For the Nine Months Ended September 30, 2007

	Digital	The Orchard			Pro Forma
	Music Group,	Enterprises,			Digital
	Inc.	Inc.	Pro Forma		Music Group,
	Historical	Historical	Adjustments		Inc.
Revenue	$9,627,012	$18,692,312	$		$28,319,324
Costs of revenue:
Royalties and payments to content owners	6,634,821	13,515,662			20,150,483
Write down of assets	137,246				137,246
			(605,244	)(f)
Amortization	605,244	—	580,622	(g)	580,622

Gross profit	2,249,701	5,176,650	24,622		7,450,973

			(272,839	)(f)
Operating, general & administrative expense	5,040,305	9,930,208	65,500	(g)	14,763,174
Merger-related expenses	927,040	—	(927,040)		—

Income (loss) from operations	(3,717,644)	(4,753,558)	1,159,001		(7,312,201)

Interest income	599,622	—			599,622
Interest expense	(5,423)	—	—		(5,423)
Interest expense to related party	—	(416,980)	416,980	(i)	—
Other income (expense)	(35,692)	—			(35,692)

Income (loss) before taxes	(3,159,137)	(5,170,538)	1,575,981		(6,753,694)
Income taxes	(800)	—			(800)

Net income (loss)	$(3,159,937)	$(5,170,538)	$1,575,981		$(6,754,494)

Earnings (loss) per share:
Basic	$(1.05)				$(1.15)

Diluted	$(1.05)				$(1.15)

Weighted average shares outstanding
Basic	3,016,591				5,880,555

Diluted	3,016,591				5,880,555

The accompanying notes are an integral part of these unaudited pro forma condensed combined financial statements.

DIGITAL MUSIC GROUP, INC.
UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
For the Year Ended December 31, 2006
DIGITAL MUSIC GROUP, INC.

			Rio Bravo
		Digital	Entertainment		The
	Digital	Music	LLC Carve	Digital Rights	Orchard			Pro Forma
	Music	Group, Inc.	Out Segment	Agency LLC	Enterprises			Digital
	Group, Inc.	(prior to	(prior to	(prior to	Inc.	Pro Forma		Music
	Historical	acquisition)	acquisition)	acquisition)	Historical	Adjustments		Group, Inc.
Revenue	$5,564,949	$—	$63,196	$4,572,956	$14,918,135	—		$25,119,236
Cost of revenue:
Royalties and payments to content owners	3,329,698	—	50,556	3,880,289	10,717,017		—	17,977,560
						$86,118	(h)
						(508,607)	(f)
Amortization	422,489	—	—	—	—	774,162	(g)	774,162

Gross profit	1,812,762	—	12,640	692,667	4,201,118	(351,673)		6,367,514
						9,194	(h)
						(166,034)	(f)
Operating, general & administrative expense	5,655,161	10,000	624	733,800	9,782,737	87,333	(g)	16,112,815

Income (loss) from operations	(3,842,399)	(10,000)	12,016	(41,133)	(5,581,619)	(282,166)		(9,745,301)
Interest income	1,251,396	—	—	5,923	2,743			1,260,062
Interest expense	(13,649)	(4,667)	—	(1,538)	(520,084)	520,084	(i)	(19,854)
Other income (expense)	(16,982)	—	—	—	130,000			113,018

Income (loss) before taxes	(2,621,634)	(14,667)	12,016	(36,748)	(5,968,960)	237,918		(8,392,075)
Income taxes	(800)	—	—	—	—	—		(800)

Net income (loss)	$(2,622,434)	$(14,667)	$12,016	$(36,748)	$(5,968,960)	237,918		$(8,392,875)

Earnings (loss) per share:
Basic	$(0.97)							$(1.46)

Diluted	$(0.97)							$(1.46)

Weighted average shares outstanding:
Basic	2,690,464							5,754,723

Diluted	2,690,464							5,754,723

The accompanying notes are an integral part of these unaudited pro forma condensed combined financial statements.

DIGITAL MUSIC GROUP, INC.
NOTES TO THE UNAUDITED PRO FORMA CONDENSED
COMBINED FINANCIAL STATEMENTS
1. The Merger and Basis of Presentation
          On July 10, 2007, DMGI and Orchard entered into a merger agreement, which was amended and restated on September 13, 2007, and further amended and restated on October 5, 2007, under which a wholly-owned subsidiary of DMGI, DMGI New York, Inc. (“DMGI NY”), will merge with and into Orchard, with Orchard continuing as the surviving company and becoming a wholly-owned subsidiary of DMGI. This merger was completed on November 13, 2007. Pursuant to the merger agreement, DMGI issued an aggregate of 8,591,933 (2,863,964 shares effected for a reverse stock split, See Note 2) shares of Common Stock, par value $0.01 per share, 446,918 shares of a newly created Series A Convertible Preferred Stock, par value $0.01 per share and the right to receive 473,800 (157,933 shares effective for reverse stock split) shares of Common Stock and 1915 shares of DMGI Series A Convertible Preferred Stock; in exchange for all the outstanding shares of common and preferred stock of Orchard and deferred stock awards. Each share of the Series A Convertible Preferred Stock of DMGI will be convertible into, and will have voting rights equivalent to ten shares (3.33 post split) of DMGI common stock, with a liquidation preference of $55.70 per share. In conjunction with the Merger transaction DMGI conducted and one for three reverse stock split.
          Orchard is deemed to be the acquiring company for accounting purposes and the transaction has been accounted for as a reverse acquisition in accordance with Statement of Financial Accounting Standards No 141, Business Combinations. Accordingly, the assets and liabilities of DMGI have been recorded as of the merger closing date which occurred November 13, 2007 at their estimated fair value.
          The accompanying pro forma condensed combined financial statements do not give effect to any cost savings or revenue synergies which are expected to result from the merger of DMGI and Orchard. Further, these pro forma condensed combined financial statements may change, perhaps materially, based on facts and circumstances upon finalization of items related to the merger costs.
2. Preliminary Purchase Price Allocation
     The preliminary estimated purchase price is as follows:

Fair value of DMGI outstanding common stock	$38,502,194
Estimated fair value of DMGI stock options and warrants	50,000
Direct merger-related costs	2,500,000

Total estimated purchase price	$41,052,194

     As of November 13, 2007, the closing date of the Merger transaction, DMGI had 9,063,606 shares of common stock (on a pre-split basis) outstanding. The fair value of DMGI common stock used in determining the purchase price was $4.248 (on a pre-split basis) per share based on its average closing price on NASDAQ for the two days prior to through the two days subsequent to the merger announcement date of July 11, 2007. The fair value of DMGI’s stock options and warrants is a preliminary estimate. The final estimated fair value will be determined using the Trinomial Lattice Model based on the number of DMGI stock options and warrants outstanding on the merger closing date.
     Orchard’s merger-related costs include approximately $1,600,000 in legal, accounting and other direct costs and approximately $900,000 in employee termination, relocation, lease cancellation and other costs to be incurred with integrating and consolidating the DMGI and Orchard operations.

DIGITAL MUSIC GROUP, INC.
NOTES TO THE UNAUDITED PRO FORMA CONDENSED
COMBINED FINANCIAL STATEMENTS—(Continued)
     Under the purchase method of accounting, the total purchase price is allocated to the acquired tangible and intangible assets and assumed liabilities of DMGI based on their estimated fair values as of the merger closing date. The excess of the purchase price over the fair value of assets acquired and liabilities assumed is allocated to goodwill. A preliminary allocation of the preliminary estimated purchase price, as shown above, to the acquired tangible and intangible assets and assumed liabilities of DMGI based on the estimated fair values as of September 30, 2007, is as follows:

FMV
9/30/2007
Cash and cash equivalents	$ 11,608,612
Accounts receivable and other current assets	1,993,648
Furniture & Fixtures	262,000
Royalty Advances	1,727,447
Distribution Agreements	1,510,123
Digital Rights	1,938,030
Master Recordings	654,404
Goodwill	27,421,327
Assumed Liabilities	(2,690,437)
Integration and other merger related costs, including DMGI	(3,372,960)

Net Assets acquired	$ 41,052,194

     The final determination of the purchase price allocation will be based on the estimated fair values of the tangible and intangible assets acquired and liabilities assumed at the date of the closing of the merger. The purchase price allocation is preliminary and will be adjusted when DMGI completes its valuation of the tangible and intangible assets acquired and liabilities assumed. The final amounts allocated to assets acquired and liabilities assumed could differ significantly from the amounts presented in these pro forma financial statements.
4. Pro Forma Adjustments
     (a) To record DMGI’s merger related costs including change of control bonuses and other employee related obligations, fees payable for investment banking, legal and accounting services, NASDAQ and other regulatory fees, printing proxy solicitation totaling an estimated $1,800,000 including $970,000 incurred prior to September 30, 2007, which is eliminated through this pro forma adjustment.
     (b) To eliminate DMGI’s historical stockholders’ equity accounts.
     (c) To reflect the conversion Orchard’s preferred stock as additional paid-in capital.
     (d) To reflect 3,021,202 shares of DMGI common stock outstanding at the date of the merger announcement and to record the exchange of all classes of Orchard equity for 2,863,964 shares of DMGI common stock and 446,918 shares of DMGI preferred stock, each with a par value of $.01 per share (without giving effect to the one for three reverse stock split).
     (e) To record the preliminary purchase price of DMGI totaling $41,052,194 by adjusting the historical value of DMGI’s assets and liabilities to their estimated fair values as described in Note 2 above.
     (f) To eliminate DMGI’s historical depreciation and amortization expense.

DIGITAL MUSIC GROUP, INC.
NOTES TO THE UNAUDITED PRO FORMA CONDENSED
COMBINED FINANCIAL STATEMENTS—(Continued)
     (g) To record DMGI’s pro forma depreciation and amortization expense based on the preliminary estimated fair value of the underlying assets. Property and equipment depreciation have been calculated using a three year straight life. Digital Rights and Master Recordings have been calculated on a pro forma basis using a 10 year amortization period. Digital Distribution Agreements have been calculated on a pro-forma basis based on the life of the contracts which range between two to six years.
     (h) To record the amortization and depreciation of the fair value of the assets of DRA and Rio Bravo as if they were acquired at the beginning of the period. These assets were amortized on a pro forma basis over two years.
     (i)  To eliminate Orchard’s interest expense associated with Orchard’s convertible debt payable.
5. Pro Forma Loss Per Share
     Weighted averages shares outstanding for the nine months ended September 30, 2007 include DMGI’s historical weighted average shares outstanding plus the 2,863,964 shares of DMGI common stock to be issued in connection with the merger.
     Weighted average shares outstanding for the year ended December 31, 2006 include:

DMGI shares outstanding prior to its IPO	808,333
DMGI shares attributable to the acquisition of DMI	749,980
DMGI shares attributable to the acquisition of certain assets of Rio Bravo	8,333
DMGI shares attributable to the acquisition of DRA	158,999
DMGI common shares issued in connection with the merger	2,863,964
DMGI shares issued in connection with its IPO in the amount of 3,900,000, outstanding for the period from February 7, 2006 through December 31, 2006	1,165,114

5,754,723